                                                                   EXHIBIT 20.15

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                 June 30, 2000
                                                   ------------------
      Determination Date:                               July 7, 2000
                                                   ------------------
      Distribution Date:                               July 15, 2000
                                                   ------------------
      Monthly Period Ending:                           June 30, 2000
                                                   ------------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

 I.   Collection Account Summary

      Available Funds:
                   Payments Received                                                    $12,168,822.46
                   Liquidation Proceeds (excluding Purchase Amounts)                     $1,272,854.93
                   Current Monthly Advances                                                 166,231.79
                   Amount of withdrawal, if any, from the Spread Account                         $0.00
                   Monthly Advance Recoveries                                              (176,999.55)
                   Purchase Amounts - Warranty and Administrative Receivables                    $0.00
                   Purchase Amounts - Liquidated Receivables                                     $0.00
                   Income from investment of funds in Trust Accounts                        $75,625.66
                                                                                   --------------------
      Total Available Funds                                                                                   $13,506,535.29
                                                                                                          ===================

      Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                             $0.00
                   Backup Servicer Fee                                                           $0.00
                   Basic Servicing Fee                                                     $282,798.65
                   Trustee and other fees                                                        $0.00
                   Class A-1 Interest Distributable Amount                                       $0.00
                   Class A-2 Interest Distributable Amount                                       $0.00
                   Class A-3 Interest Distributable Amount                                 $547,829.94
                   Class A-4 Interest Distributable Amount                                 $530,000.00
                   Class A-5 Interest Distributable Amount                                 $277,750.00
                   Noteholders' Principal Distributable Amount                          $11,321,527.98
                   Amounts owing and not paid to Security Insurer under
                                     Insurance Agreement                                         $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                   Spread Account Deposit                                                  $546,628.72
                                                                                   --------------------
      Total Amounts Payable on Distribution Date                                                              $13,506,535.29
                                                                                                          ===================


                                 Page 1 (1998-B)

 II.  Available Funds

      Collected Funds (see V)
               Payments Received                                                        $12,168,822.46
               Liquidation Proceeds (excluding Purchase Amounts)                         $1,272,854.93        $13,441,677.39
                                                                                   --------------------

      Purchase Amounts                                                                                                 $0.00

      Monthly Advances
               Monthly Advances - current Monthly Period (net)                             ($10,767.76)
               Monthly Advances - Outstanding Monthly Advances
                  not otherwise reimbursed to the Servicer                                       $0.00           ($10,767.76)
                                                                                   --------------------

      Income from investment of funds in Trust Accounts                                                           $75,625.66
                                                                                                          -------------------

      Available Funds                                                                                         $13,506,535.29
                                                                                                          ===================

III.  Amounts Payable on Distribution Date

         (i)(a)    Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                         $0.00

         (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                          $0.00

         (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                     $0.00

          (ii)     Accrued and unpaid fees (not otherwise paid by OFL or
                    the Servicer):
                                     Owner Trustee                                               $0.00
                                     Administrator                                               $0.00
                                     Indenture Trustee                                           $0.00
                                     Indenture Collateral Agent                                  $0.00
                                     Lockbox Bank                                                $0.00
                                     Custodian                                                   $0.00
                                     Backup Servicer                                             $0.00
                                     Collateral Agent                                            $0.00                 $0.00
                                                                                   --------------------

        (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                          $282,798.65

        (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                        $0.00

        (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                   reimbursed to Servicer)                                                                             $0.00

          (iv)     Class A-1 Interest Distributable Amount                                                             $0.00
                   Class A-2 Interest Distributable Amount                                                             $0.00
                   Class A-3 Interest Distributable Amount                                                       $547,829.94
                   Class A-4 Interest Distributable Amount                                                       $530,000.00
                   Class A-5 Interest Distributable Amount                                                       $277,750.00

          (v)      Noteholders' Principal Distributable Amount
                                     Payable to Class A-1 Noteholders                                                  $0.00
                                     Payable to Class A-2 Noteholders                                         $11,321,527.98
                                     Payable to Class A-3 Noteholders                                                  $0.00
                                     Payable to Class A-4 Noteholders                                                  $0.00
                                     Payable to Class A-5 Noteholders                                                  $0.00

         (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class
                   A-1 Holdback Subaccount (applies only on the Class A-1 Final
                   Scheduled Distribution Date)                                                                        $0.00

          (ix)     Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                                              $0.00
                                                                                                          -------------------

                   Total amounts payable on Distribution Date                                                 $12,959,906.57
                                                                                                          ===================

                                 Page 2 (1998-B)

IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
      Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                   Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                            $546,628.72

      Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over
                      Available Funds (excluding amounts payable under item
                      (vii) of Section III)                                                                            $0.00

                   Amount available for withdrawal from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount), equal to
                      the difference between the amount on deposit in the
                      Reserve Account and the Requisite Reserve Amount (amount
                      on deposit in the Reserve Account calculated taking into
                      account any withdrawals from or deposits to the Reserve
                      Account in respect of transfers of Subsequent Receivables)                                       $0.00

                   (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                      Trustee from the Reserve Account (excluding the Class A-1
                      Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                              $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                      Amount by which (a) the remaining principal balance of
                      the Class A-1 Notes exceeds (b) Available Funds after
                      payment of amounts set forth in item (v) of Section III                                          $0.00

                      Amount available in the Class A-1 Holdback Subaccount                                            $0.00

                      (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                      Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                      Amount of withdrawal, if any, from the Class A-1 Holdback
                        Subaccount                                                                                     $0.00

      Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable
                     over funds available for withdrawal from Reserve
                     Amount, the Class A-1 Holdback Subaccount and
                     Available Funds                                                                                   $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                     Subaccount)

      Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of (a)
                     the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                     A-4 Prepayment Amount, the Class A-5 Prepayment Amount over
                     (b) the amount on deposit in the Pre-Funding Account                                              $0.00

      Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of the
                     Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                     Section III or pursuant to a withdrawal from the Class A-1
                     Holdback Subaccount.                                                                              $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
      Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
      Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
      A-1 Maturity Shortfall.)

                                 Page 3 (1998-B)

 V.   Collected Funds

      Payments Received:
          Supplemental Servicing Fees                                                            $0.00
          Amount allocable to interest                                                    3,736,939.66
          Amount allocable to principal                                                   8,431,882.80
          Amount allocable to Insurance Add-On Amounts                                           $0.00
          Amount allocable to Outstanding Monthly
          Advances (reimbursed to the Servicer prior
             to deposit in the Collection Account)                                               $0.00
                                                                                   --------------------

      Total Payments Received                                                                                 $12,168,822.46

      Liquidation Proceeds:
           Gross amount realized with respect to Liquidated Receivables                   1,283,591.51

           Less: (i) reasonable expenses incurred by Servicer
              in connection with the collection of such Liquidated
              Receivables and the repossession and disposition
              of the related Financed Vehicles and (ii) amounts
              required to be refunded to Obligors on such Liquidated Receivables            (10,736.58)
                                                                                    -------------------

      Net Liquidation Proceeds                                                                                 $1,272,854.93

      Allocation of Liquidation Proceeds:
              Supplemental Servicing Fees                                                        $0.00
              Amount allocable to interest                                                       $0.00
              Amount allocable to principal                                                      $0.00
              Amount allocable to Insurance Add-On Amounts                                       $0.00
              Amount allocable to Outstanding Monthly
              Advances (reimbursed to the Servicer prior
                 to deposit in the Collection Account)                                           $0.00                 $0.00
                                                                                   --------------------   -------------------

      Total Collected Funds                                                                                   $13,441,677.39
                                                                                                          ===================

 VI.  Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                          $0.00
                Amount allocable to interest                                                     $0.00
                Amount allocable to principal                                                    $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to
                  the Servicer prior to deposit in the Collection Account)                       $0.00

      Purchase Amounts - Administrative Receivables                                                                    $0.00
               Amount allocable to interest                                                      $0.00
               Amount allocable to principal                                                     $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
                  the Servicer prior to deposit in the Collection Account)                       $0.00
                                                                                    -------------------

      Total Purchase Amounts                                                                                           $0.00
                                                                                                          ===================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                               $311,916.90

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                                 Payments received from Obligors                          $(176,999.55)
                                 Liquidation Proceeds                                            $0.00
                                 Purchase Amounts - Warranty Receivables                         $0.00
                                 Purchase Amounts - Administrative Receivables                   $0.00
                                                                                   --------------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                $(176,999.55)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                               $(176,999.55)

      Remaining Outstanding Monthly Advances                                                                     $134,917.35

      Monthly Advances - current Monthly Period                                                                  $166,231.79
                                                                                                          -------------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                 $301,149.14
                                                                                                          ===================

                                 Page 4 (1998-B)

VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

      Payments received allocable to principal                                                                 $8,431,882.80
      Aggregate of Principal Balances as of the Accounting Date of all
         Receivables that became Liquidated Receivables
         during the Monthly Period                                                                             $2,889,645.18
      Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
      Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
      Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
      Cram Down Losses                                                                                                 $0.00
                                                                                                          -------------------

      Principal Distribution Amount                                                                           $11,321,527.98
                                                                                                          ===================

B.  Calculation of Class A-1 Interest Distributable Amount

      Class A-1 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)                        $0.00

      Multiplied by the Class A-1 Interest Rate                                                 5.6275%

      Multiplied by actual days in the period or in the case of the
        first Distribution Date, by 22/360                                                  0.08888889                 $0.00
                                                                                   --------------------

      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                          -------------------

      Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                          ===================

C.  Calculation of Class A-2 Interest Distributable Amount

      Class A-2 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)                        $0.00

      Multiplied by the Class A-2 Interest Rate                                                  5.789%

      Multiplied by actual days in the period or in the case of the first
        Distribution Date, by 22/360                                                        0.08888889                 $0.00
                                                                                   --------------------

      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                              --
                                                                                                          -------------------

      Class A-2 Interest Distributable Amount                                                                          $0.00
                                                                                                          ===================

D.  Calculation of Class A-3 Interest Distributable Amount

      Class A-3 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)              $110,486,710.83

      Multiplied by the Class A-3 Interest Rate                                                  5.950%

      Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360           0.08333333           $547,829.94
                                                                                   --------------------

      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                          -------------------

      Class A-3 Interest Distributable Amount                                                                    $547,829.94
                                                                                                          ===================

E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)              $106,000,000.00

      Multiplied by the Class A-4 Interest Rate                                                  6.000%

      Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360           0.08333333           $530,000.00
                                                                                   --------------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                          -------------------

      Class A-4 Interest Distributable Amount                                                                    $530,000.00
                                                                                                          ===================


                                 Page 5 (1998-B)

F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)               $55,000,000.00

      Multiplied by the Class A-5 Interest Rate                                                  6.060%

      Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360           0.08333333           $277,750.00
                                                                                   --------------------

      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                          -------------------

      Class A-5 Interest Distributable Amount                                                                    $277,750.00
                                                                                                          ===================


G.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                    $0.00
      Class A-2 Interest Distributable Amount                                                    $0.00
      Class A-3 Interest Distributable Amount                                              $547,829.94
      Class A-4 Interest Distributable Amount                                              $530,000.00
      Class A-5 Interest Distributable Amount                                              $277,750.00

      Noteholders' Interest Distributable Amount                                                               $1,355,579.94
                                                                                                          ===================

H.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                     $11,321,527.98

      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
         100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
         Balance (plus any funds remaining on deposit in the Pre-Funding
         Account) as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting
         Date for the preceding Distribution Date)                                              100.00%       $11,321,527.98
                                                                                   --------------------


      Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                          -------------------

      Noteholders' Principal Distributable Amount                                                             $11,321,527.98
                                                                                                          ===================

I.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to Class A-1
      Notes (equal to entire Noteholders' Principal Distributable Amount until
      the principal balance of the Class A-1 Notes is reduced to zero)                                                 $0.00
                                                                                                          ===================

      Amount of Noteholders' Principal Distributable Amount payable to Class A-2
      Notes (no portion of the Noteholders' Principal Distributable Amount is
      payable to the Class A-2 Notes until the principal balance of the Class
      A-1 Notes has been reduced to zero; thereafter, equal to the entire
      Noteholders' Principal Distributable Amount)                                                            $11,321,527.98
                                                                                                          ===================

                                 Page 6 (1998-B)

 IX.  Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                       $9.37
                                                                                                          -------------------
                                                                                                                       $9.37
                                                                                                          ===================

      Less: withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer
         Date (an amount equal to (a) $0 (the aggregate Principal Balance of
         Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
         after giving effect to transfer of Subsequent Receivables over (ii) $0))                                      $0.00

      Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
         below)                                                                                                        $0.00
                                                                                                          -------------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
                                                                                                 $9.37
                                                                                   --------------------
                                                                                                                       $9.37
                                                                                                          ===================


      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
         Pre-Funded Amount being reduced
         to $100,000 or less on any Distribution Date                                                                  $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00


      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                     $0.00
      Class A-2 Prepayment Premium                                                                                     $0.00
      Class A-3 Prepayment Premium                                                                                     $0.00
      Class A-4 Prepayment Premium                                                                                     $0.00
      Class A-5 Prepayment Premium                                                                                     $0.00


                                 Page 7 (1998-B)

 X.   Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1
         Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
         Notes,

      Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5
      Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5
      principal balance), divided by 360                                                        0.0000%
      (y) (the Pre-Funded Amount on such Distribution Date)                                       0.00
      (z) (the number of days until the May 1998 Distribution Date))                                 0
                                                                                                                       $0.00
      Less the product of (x) 2.5% divided by 360,                                                0.00%
      (y) the Pre-Funded Amount on such Distribution Date and,                                    0.00
      (z) the number of days until the May 1998 Distribution Date                                    0                 $0.00
                                                                                                          -------------------


      Requisite Reserve Amount                                                                                         $0.00
                                                                                                          ===================

      Amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) as of the preceding Distribution Date or, in the
         case of the first Distribution Date, as of the Closing Date                                                   $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
         Account in respect of transfers of Subsequent Receivables)                                                    $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
         (other than the Class A-1 Holdback Subaccount) over the Requisite
         Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables)                                                                                       $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1
         Holdback Subaccount) to cover the excess, if any, of total amount
         payable over Available Funds (see IV above)                                                                   $0.00
                                                                                                          -------------------

      Amount remaining on deposit in the Reserve Account (other than the
         Class A-1 Holdback Subaccount) after the Distribution Date                                                     $0.00
                                                                                                          ===================

 XI.  Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the
         Closing Date, as applicable,                                                                                  $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
         Pool Balance after giving effect to the transfer of Subsequent
         Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                                                 0

      Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
         to cover a Class A-1 Maturity Shortfall (see IV above)                                                        $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
         the Indenture Trustee)                                                                                        $0.00
                                                                                                          -------------------

      Class A-1 Holdback Subaccount immediately following the Distribution Date                                        $0.00
                                                                                                          ===================

                                 Page 8 (1998-B)

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day
        of the Monthly Period                              $271,486,701.46
      Multiplied by Basic Servicing Fee Rate                          1.25%
      Multiplied by months per year                             0.08333333
                                                           ----------------

      Basic Servicing Fee                                                                  $282,798.65

      Less: Backup Servicer Fees                                                                 $0.00

      Supplemental Servicing Fees                                                                $0.00
                                                                                   --------------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                              $282,798.65
                                                                                                          ===================

XIII. Information for Preparation of Statements to Noteholders

           a.      Aggregate principal balance of the Notes as of first
                        day of Monthly Period
                                     Class A-1 Notes                                                                   $0.00
                                     Class A-2 Notes                                                                   $0.00
                                     Class A-3 Notes                                                         $110,486,710.83
                                     Class A-4 Notes                                                         $106,000,000.00
                                     Class A-5 Notes                                                          $55,000,000.00

           b.      Amount distributed to Noteholders allocable to principal
                                     Class A-1 Notes                                                                   $0.00
                                     Class A-2 Notes                                                                   $0.00
                                     Class A-3 Notes                                                          $11,321,527.98
                                     Class A-4 Notes                                                                   $0.00
                                     Class A-5 Notes                                                                   $0.00

           c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                   $0.00
                                     Class A-2 Notes                                                                   $0.00
                                     Class A-3 Notes                                                          $99,165,182.85
                                     Class A-4 Notes                                                         $106,000,000.00
                                     Class A-5 Notes                                                          $55,000,000.00

           d.      Interest distributed to Noteholders
                                     Class A-1 Notes                                                                   $0.00
                                     Class A-2 Notes                                                                   $0.00
                                     Class A-3 Notes                                                             $547,829.94
                                     Class A-4 Notes                                                             $530,000.00
                                     Class A-5 Notes                                                             $277,750.00

           e.      1.  Class A-1 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                $0.00
                   2.  Class A-2 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                $0.00
                   3.  Class A-3 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                $0.00
                   4.  Class A-4 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                $0.00
                   5.  Class A-5 Interest Carryover Shortfall, if any
                        (and change in amount from preceding statement)                                                $0.00

           f.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                   1.  Reserve Account                                                           $0.00
                   2.  Spread Account Class A-1 Holdback Subaccount                              $0.00
                   3.  Claim on the Note Policy                                                  $0.00

           g.      Remaining Pre-Funded Amount                                                                         $9.37

           h.      Remaining Reserve Amount                                                                            $0.00

           i.      Amount on deposit on Class A-1 Holdback Subaccount                                                  $0.00

           j.      Prepayment amounts
                                     Class A-1 Prepayment Amount                                                       $0.00
                                     Class A-2 Prepayment Amount                                                       $0.00
                                     Class A-3 Prepayment Amount                                                       $0.00
                                     Class A-4 Prepayment Amount                                                       $0.00
                                     Class A-5 Prepayment Amount                                                       $0.00

           k.       Prepayment Premiums
                                     Class A-1 Prepayment Premium                                                      $0.00
                                     Class A-2 Prepayment Premium                                                      $0.00
                                     Class A-3 Prepayment Premium                                                      $0.00
                                     Class A-4 Prepayment Premium                                                      $0.00
                                     Class A-5 Prepayment Premium                                                      $0.00

           l.      Total of Basic Servicing Fee, Supplemental Servicing Fees
                      and other fees, if any, paid by the Trustee on behalf of
                      the Trust                                                                                  $282,798.65

           m.      Note Pool Factors (after giving effect to distributions on the
                      Distribution Date)
                                     Class A-1 Notes                                                              0.00000000
                                     Class A-2 Notes                                                              0.00000000
                                     Class A-3 Notes                                                              0.70081401
                                     Class A-4 Notes                                                              1.00000000
                                     Class A-5 Notes                                                              1.00000000


                                 Page 9 (1998-B)

XVI.  Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                     $549,999,990.63
                   Subsequent Receivables                                                                                --
                                                                                                          ------------------
                   Original Pool Balance at end of Monthly Period                                           $549,999,990.63
                                                                                                          ==================

                   Aggregate Principal Balance as of preceding Accounting Date                              $271,486,701.46
                   Aggregate Principal Balance as of current Accounting Date                                $260,165,173.48

      Monthly Period Liquidated Receivables                         Monthly Period Administrative Receivables
                 Loan #                     Amount                                Loan #             Amount
                 -----                      ------                                ------             ------
              see attached listing       2,889,645.18                      see attached listing         --
                                                $0.00                                                 $0.00
                                                $0.00                                                 $0.00
                                       ---------------                                               -------
                                        $2,889,645.18                                                 $0.00
                                       ===============                                               =======


XVIII. Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
         delinquent more than 30 days with respect to all or any portion of a
         Scheduled Payment as of the Accounting Date                                     13,914,138.23

      Aggregate Principal Balance as of the Accounting Date                            $260,165,173.48
                                                                                   --------------------

      Delinquency Ratio                                                                                    5.34819401%
                                                                                                          ============


         IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                           ------------------------------------

                                      Name: Cheryl K. Debaro
                                            -----------------------------------
                                      Title: Vice President/Securitization
                                             ----------------------------------


                                Page 10 (1998-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JUNE 30, 2000

 I.   Original Principal Balance of the Securitization          $550,000,000

                   Age of Pool (in months)                                25

 II.  Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
         delinquent more than 30 days with respect to all or any portion of a
         Scheduled Payment as of the Accounting Date                                    $13,914,138.23

      Aggregate Principal Balance as of the Accounting Date                            $260,165,173.48
                                                                                   --------------------

      Delinquency Ratio                                                                                           5.34819401%
                                                                                                          ===================


III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                        5.34819401%

      Delinquency ratio - preceding Determination Date                                      5.20680583%

      Delinquency ratio - second preceding Determination Date                               5.90532622%
                                                                                   --------------------


      Average Delinquency Ratio                                                                                   5.48677535%
                                                                                                          ===================


 IV.  Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                      $56,719,624.30

              Add:    Sum of Principal Balances (as of the Accounting Date) of
                      Receivables that became Liquidated Receivables during the
                      Monthly Period or that became Purchased Receivables during
                      Monthly Period (if delinquent more than 30 days with
                      respect to any portion of a Scheduled
                      Payment at time of purchase)                                                             $2,889,645.18
                                                                                                          -------------------

      Cumulative balance of defaults as of the current Accounting Date                                        $59,609,269.48

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                            2,039,404.90

                         Percentage of 90+ day delinquencies applied to defaults                100.00%        $2,039,404.90
                                                                                   --------------------   -------------------

      Cumulative balance of defaults and 90+ day delinquencies as of the
        current Accounting Date                                                                               $61,648,674.38
                                                                                                          ===================




 V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

      Cumulative Default Rate - current Determination Date                                 11.2088499%

      Cumulative Default Rate - preceding Determination Date                               10.7579097%

      Cumulative Default Rate - second preceding Determination Date                        10.2779300%


                                 Page 1 (1998-B)

 VI.  Net Loss Rate

      Cumulative net losses as of the preceding Accounting Date                                               $27,756,065.36

              Add: Aggregate of Principal Balances as of the Accounting Date
                      (plus accrued and unpaid interest thereon to the end of the
                      Monthly Period) of all Receivables that became Liquidated
                      Receivables or that became Purchased Receivables and that
                      were delinquent more than 30 days with respect to any
                      portion of a Scheduled Payment as of the Accounting Date           $2,889,645.18
                                                                                   --------------------

                   Liquidation Proceeds received by the Trust                           ($1,272,854.93)        $1,616,790.25
                                                                                   --------------------   -------------------

      Cumulative net losses as of the current Accounting Date                                                 $29,372,855.61

                   Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                           $2,039,404.90

                           Percentage of 90+ day delinquencies applied to losses                 50.00%        $1,019,702.45
                                                                                   --------------------   -------------------

      Cumulative net losses and 90+ day delinquencies as of the current
        Accounting Date                                                                                       $30,392,558.06
                                                                                                          ===================




VII.  Cumulative Net Loss Rate as a % of Original Principal Balance (plus
        90+ day delinquencies)

      Cumulative Net Loss Rate - current Determination Date                                                       5.5259196%

      Cumulative Net Loss Rate - preceding Determination Date                                                     5.2691827%

      Cumulative Net Loss Rate - second preceding Determination Date                                              4.9866943%




VIII. Classic/Premier Loan Detail

                                                         Classic            Premier                Total
                                                         -------            -------                -----
      Aggregate Loan Balance, Beginning               203,837,304.07      $67,649,397.39       $271,486,701.46
        Subsequent deliveries of Receivables                                                              0.00
        Prepayments                                    (2,665,503.09)        (873,468.37)        (3,538,971.46)
        Normal loan payments                           (3,600,564.91)      (1,292,346.43)        (4,892,911.34)
        Liquidated Receivables                         (2,311,925.34)        (577,719.84)        (2,889,645.18)
        Administrative and Warranty Receivables                 0.00                0.00                  0.00
                                                    -----------------    ----------------     -----------------
      Aggregate Loan Balance, Ending                 $195,259,310.73      $64,905,862.75       $260,165,173.48
                                                    =================    ================     =================

      Delinquencies                                   $11,772,050.79        2,142,087.44        $13,914,138.23
      Recoveries                                       $1,008,006.51         $264,848.42         $1,272,854.93
      Net Losses                                        1,303,918.83          312,871.42         $1,616,790.25


VIII. Other Information Provided to FSA


           A.      Credit Enhancement Fee information:

                   Aggregate Principal Balance as of the Accounting Date               $260,165,173.48
                   Multiplied by:  Credit Enhancement Fee  (27.7 bp's) * (30/360)               0.0231%
                                                                                   --------------------
                                     Amount due for current period                                                $60,054.79
                                                                                                          ===================


           B.      Dollar amount of loans that prepaid during the Monthly Period                               $3,538,971.46
                                                                                                          ===================

                   Percentage of loans that prepaid during the Monthly Period                                     1.36027871%
                                                                                                          ===================


                                 Page 2 (1998-B)

 IX.  Spread Account Information                                                           $                       %
      Beginning Balance                                                              $21,718,936.87           8.34813383%

      Deposit to the Spread Account                                                     $546,628.72           0.21010834%
      Spread Account Additional Deposit                                                       $0.00           0.00000000%
      Withdrawal from the Spread Account                                                $(17,934.63)         -0.00689356%
      Disbursements of Excess                                                        $(1,567,427.40)         -0.60247395%
      Interest earnings on Spread Account                                               $133,011.07           0.05112562%
                                                                                   -----------------       --------------

      Ending Balance                                                                 $20,813,214.63           8.00000000%
                                                                                   =================       ==============
      Specified Balance pursuant to Section 3.03 of the
           Spread Account Agreement among Olympic Financial Ltd.,
           Arcadia Receivables Finance Corp., Financial Security
           Assurance Inc. and Norwest Bank Minnesota, National Association           $20,813,214.63           8.00000000%
                                                                                   =================       ==============


 X.   Trigger Events

      Cumulative Loss and Default Triggers as of March 1, 1998

      -----------------------------------------------------------------------------------------------------------------

                                              Loss                 Default           Loss Event       Default Event
         Month                            Performance            Performance         of Default        of Default
      -----------------------------------------------------------------------------------------------------------------
            3                                1.05%                  2.11%               1.33%             2.66%
            6                                2.11%                  4.21%               2.66%             5.32%
            9                                3.05%                  6.10%               3.85%             7.71%
           12                                3.90%                  7.79%               4.92%             9.84%
           15                                5.02%                 10.03%               6.34%            12.68%
           18                                6.04%                 12.07%               7.63%            15.25%
           21                                6.93%                 13.85%               8.75%            17.50%
           24                                7.70%                 15.40%               9.73%            19.45%
           27                                8.10%                 16.21%              10.24%            20.47%
           30                                8.43%                 16.86%              10.65%            21.29%
           33                                8.71%                 17.43%              11.01%            22.01%
           36                                8.96%                 17.92%              11.32%            22.63%
           39                                9.08%                 18.15%              11.47%            22.93%
           42                                9.17%                 18.34%              11.58%            23.16%
           45                                9.25%                 18.49%              11.68%            23.36%
           48                                9.31%                 18.62%              11.76%            23.52%
           51                                9.36%                 18.73%              11.83%            23.65%
           54                                9.41%                 18.81%              11.88%            23.76%
           57                                9.44%                 18.88%              11.92%            23.84%
           60                                9.46%                 18.93%              11.95%            23.91%
           63                                9.48%                 18.96%              11.97%            23.95%
           66                                9.49%                 18.98%              11.99%            23.98%
           69                                9.50%                 18.99%              12.00%            23.99%
           72                                9.50%                 19.00%              12.00%            24.00%
      -----------------------------------------------------------------------------------------------------------------

      Average Delinquency Ratio equal to or greater than 8.40%                                     Yes________       No___X_____

      Cumulative Default Rate (see above table)                                                    Yes________       No___X_____

      Cumulative Net Loss Rate (see above table)                                                   Yes________       No___X_____

      Trigger Event that occurred as of a prior Determination Date
         is Deemed Cured as of current Determination Date                                          Yes________       No___X_____

 XI.  Insurance Agreement Events of Default

      To the knowledge of the Servicer, an Insurance Agreement
         Event of Default has occurred                                                             Yes________       No___X_____

      To the knowledge of the Servicer, a Capture Event has occurred and be continuing             Yes________       No___X_____

      To the knowledge of the Servicer, a prior Capture Event has been cured by
         a permanent waiver                                                                        Yes________       No___X_____

      IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                         -------------------------------------

                                     Name: Cheryl K. Debaro
                                           -----------------------------------
                                     Title: Vice President/Securitization
                                            ----------------------------------

                                 Page 3 (1998-B)